Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of USA Real Estate Investment Trust (the "Trust"), hereby certify that:

(i)
the accompanying Annual Report on Form 10-K/A, Amendment No. 1, for the year ended December 31, 2011 of the Trust (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

June 8, 2012
USA REAL ESTATE INVESTMENT TRUST

By: /s/ Jeffrey B. Berger
Jeffrey B. Berger, Chief Executive Officer

June 8, 2012
USA REAL ESTATE INVESTMENT TRUST
By: /s/ Gregory E. Crissman
Gregory E. Crissman, Chief Financial Officer